Equitrans Share Exchange	12 Months Ended
Dec. 31, 2021
Equity Method Investments and Joint Ventures [Abstract]
Equitrans Share Exchange	Equitrans Share Exchange
During the first quarter of 2020, the Company sold to Equitrans Midstream a total of 25,299,752 shares of Equitrans Midstream's common stock in exchange for approximately $52 million in cash and rate relief under certain of the Company's gathering contracts with EQM, an affiliate of Equitrans Midstream (the Equitrans Share Exchange). The rate relief was effected through the execution of a consolidated gas gathering and compression agreement entered into between the Company and an affiliate of EQM (the Consolidated GGA). The Company recorded in the Consolidated Balance Sheet a contract asset representing the estimated fair value of the rate relief and, beginning on the Mountain Valley Pipeline in-service date, expects to recognize amortization of the contract asset over a period of approximately four years in a manner consistent with the expected timing of the Company's realization of the economic benefits of the rate relief.

The Consolidated GGA provides for additional cash bonus payments (the Henry Hub Cash Bonus) payable by the Company to EQM during the period beginning on the first day of the quarter in which the Mountain Valley Pipeline is placed in service and ending on the earlier of 36 months thereafter or December 31, 2024. Such payments are conditioned upon the quarterly average of the NYMEX Henry Hub natural gas settlement price exceeding certain price thresholds. As of December 31, 2021 and 2020, the derivative liability related to the Henry Hub Cash Bonus was approximately $111 million and $107 million, respectively. In addition, the Consolidated GGA provides a cash payment option that grants the Company the right to receive payments from EQM, in lieu of receiving the rate relief under the Consolidated GGA, beginning January 1, 2022 and ending on the earlier of the Mountain Valley Pipeline in-service date or December 31, 2022.

The fair value of the contract asset was based on significant inputs that are not observable in the market and, as such, is a Level 3 fair value measurement. Key assumptions used in the fair value calculation included an estimated production volume forecast, a market-based discount rate and a probability-weighted estimate of the in-service date of the Mountain Valley Pipeline. The fair value of the derivative liability related to the Henry Hub Cash Bonus was based on significant inputs that were interpolated from observable market data and, as such, is a Level 2 fair value measurement. See Note 4 for a description of the fair value hierarchy.